Exhibit 99.2

DuPont Announces Strategic Actions to Enhance Portfolio for Near and Long-term Value Creation

•Acquisition of Rogers Corporation will expand DuPont’s leadership position in advanced materials for high-growth secular end-markets, including electric vehicles, advanced driver assistance systems (ADAS), 5G telecommunications and clean energy
•Announces intent to divest a substantial portion of the industry leading Mobility & Materials segment
•Combined actions will strengthen DuPont’s positions in high-growth, high-margin markets with a focus on electronics, water, protection, industrial technologies and next generation automotive; accelerates top-line growth, strengthens operating EBITDA margins and significantly improves cross-cycle earnings stability
•Combined actions will make DuPont a faster growing, higher margin business, while maintaining a conservative balance sheet and substantial capability for future growth
WILMINGTON, Del., November 2, 2021 - DuPont (NYSE: DD) today announced a series of actions advancing its strategy as a premier multi-industrial company focused on market-leading high-growth, high-margin businesses with complementary technology and financial characteristics.
DuPont has entered into a definitive agreement to acquire Rogers Corporation (“Rogers”) (NYSE: ROG)(1) for $5.2 billion. Rogers is a global leader in engineered materials and components, with unmatched application engineering expertise and leading positions in markets where its advanced technology solutions offer competitive advantages. Its value-added products include high-frequency circuit materials, ceramic substrates for power semiconductor devices, and high-performance foams which go into a variety of highly specialized end-markets where the company has strong, enduring customer relationships. The transaction is expected to close in the second quarter of 2022, subject to customary closing conditions, including approval by Rogers shareholders and receipt of applicable regulatory approvals.
As part of its ongoing transformation, DuPont also announced that it intends to divest a substantial portion of its Mobility & Materials segment(2).
“With today’s announcements, we are sharpening our focus on high-growth, high-value opportunities in sectors with steady long-term secular growth trends where our global innovation leadership enables a competitive advantage,” said Ed Breen, Executive Chairman and Chief Executive Officer of DuPont. “Moving forward, our portfolio will be centered on key pillars – electronics, water, protection, industrial technologies and next generation automotive. We are committed to investing in each of these pillars organically and through strategic acquisitions to maximize our capabilities in areas that enable our customers to grow by delivering next generation technologies and sustainable high value-added solutions. These strategic steps are expected to create tremendous opportunities for DuPont and Rogers employees and unlock significant value for shareholders.”
By focusing the portfolio on high-growth, high-margin businesses closely tied to secular growth areas, the combined transactions are expected to substantially improve DuPont's top-line growth, operating EBITDA margins and cross-cycle earnings stability, putting us in line with best-in-class multi-industrial peers.

(1)On November 2, 2021 DuPont announced it had entered into a definitive agreement to acquire Rogers Corporation. The transaction is subject to approval by Rogers Corporation’s shareholders, regulatory approvals and customary closing conditions.
(2)On November 2, 2021 DuPont announced that it has initiated a divestiture process related to a substantial portion of its Mobility & Materials segment. The outcome of which, including the entry into definitive agreements, is subject to approval of the DuPont Board of Directors. The scope of the intended divestiture excludes certain product lines including Auto Adhesives and Multibase.

Acquisition of Rogers Corporation
Rogers designs, develops, manufactures and sells high-performance and high-reliability engineered materials and components through its Advanced Electronics Solutions (AES) and Elastomeric Material Solutions (EMS) segments. Headquartered in Chandler, Arizona, Rogers has a workforce of more than 3,500 employees with a global network of 14 manufacturing sites in North America, Europe, and Asia and 2021 expected revenues of approximately $950 million.
Breen continued, "Building on our recent acquisition of Laird Performance Materials, the acquisition of Rogers further cements our position as the leading electronic solutions provider in the industry. We are building an unmatched portfolio that is ideally positioned to capitalize on rapid demand acceleration in high-growth markets, including electric vehicles, ADAS, 5G telecommunications and clean energy. With industry-leading positions in each of its product categories, a proven history of application engineering excellence and deep customer relationships, Rogers is highly complementary to and aligned strategically with our existing Electronics & Industrial business and is expected to deliver compelling returns over the near and long-term.”
“DuPont is a natural fit for Rogers, as a leading advanced materials solutions provider,” said Bruce D. Hoechner, Rogers’ President and CEO. “DuPont is a proven leader in advanced specialty materials, and Rogers will benefit from DuPont’s global reach and strong technical and commercial depth. Like DuPont, Rogers’ success is built upon a dedicated team of people committed to excellence and technology leadership to solve our customers’ most complex application challenges. This combination will create an exciting next chapter for Rogers’ customers, employees and partners.”
DuPont expects to realize approximately $115 million in pre-tax run-rate cost synergies by the end of 2023. The cost synergies associated with both the Laird Performance Materials acquisition and the intended Rogers acquisition represent approximately 6% of the combined revenue, including DuPont Interconnect Solutions. The estimated one-time cost to achieve these synergies is approximately $75 million. DuPont expects the deal to be accretive to its top-line growth, operating EBITDA, free cash flow, and adjusted EPS upon closing. The enterprise value multiple of the transaction is approximately 19x estimated fiscal 2022 EBITDA on a stand-alone basis and approximately 14x including cost synergies.
DuPont has committed financing in place for the acquisition of Rogers. DuPont plans on using a portion of the proceeds from the planned divestiture of a substantial portion of the Mobility & Materials segment to repay all acquisition financing related to Rogers and pursue additional growth opportunities in its remaining key pillars as part of its balanced capital deployment plan.
Intent to Divest Substantial Portion of Mobility & Materials Segment
DuPont intends to divest a substantial portion of its Mobility & Materials segment. The Mobility & Materials segment is comprised of category-defining businesses with longstanding market-leading positions and differentiated products, technologies and capabilities to win with customers and outperform competitors. The businesses within the Mobility & Materials segment that are in-scope for intended divestiture are predominantly those in the Engineering Polymers and Performance Resins lines of business as well as the Company’s stake in the DuPont Teijin Films joint venture. The in-scope product lines include but are not limited to, well known and respected brands such as Zytel®, Delrin®, Hytrel®, Crastin®, Vamac® and TEDLAR®. Combined, these businesses represent approximately $4.2 billion in revenue and about $1.0 billion of operating EBITDA based on full year 2021 estimates.
“Finding an ownership model that appropriately values the leadership positions and deep customer value proposition of the in-scope Mobility & Materials portfolio will position the business for continued success, leveraging its unmatched combination of products, technologies, and operating expertise for the benefits of its employees and customers,” said Breen. “Through unprecedented challenges in the past 18 months, these teams have proven that their unwavering commitment to deliver for their customers, employees and partners has generated solid results and I am confident they are well equipped to expand their leadership positions under new ownership.”

Conference Call
The Company will host a live webcast with investors and analysts to discuss these announcements beginning today at 8:00 a.m. ET and extending until about 9:30 a.m. ET in conjunction with its third quarter 2021 earnings conference call. The slide presentation that accompanies the conference call will be posted on the DuPont’s Investor Relations Events and Presentations page. A replay of the webcast also will be available on the DuPont’s Investor Relations Events and Presentations page following the live event.

Advisors – Rogers Corporation Acquisition
Evercore is serving as DuPont’s lead financial advisor, Goldman Sachs & Co. LLC as a financial advisor and provider of fully committed financing, and Skadden, Arps, Slate, Meagher & Flom LLP as its legal counsel.

Advisors – Mobility & Materials Divestiture Process
Goldman Sachs is serving as DuPont's financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP as its legal counsel as we initiate the divestiture process.

About DuPont
DuPont (NYSE: DD) is a global innovation leader with technology-based materials and solutions that help transform industries and everyday life. Our employees apply diverse science and expertise to help customers advance their best ideas and deliver essential innovations in key markets including electronics, transportation, construction, water, healthcare and worker safety. More information about the company, its businesses and solutions can be found at www.dupont.com. Investors can access information included on the Investor Relations section of the website at investors.dupont.com.

About Rogers Corporation
Rogers Corporation (NYSE: ROG) is a global leader in engineered materials to power, protect and connect our world. Rogers delivers innovative solutions to help our customers solve their toughest material challenges. Rogers’ advanced electronic and elastomeric materials are used in applications for EV/HEV, automotive safety and radar systems, mobile devices, renewable energy, wireless infrastructure, energy-efficient motor drives, industrial equipment and more. Headquartered in Chandler, Arizona, Rogers operates manufacturing facilities in the United States, Asia and Europe, with sales offices worldwide.

Cautionary Statement Regarding Forward Looking Statements
This communication contains "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "target," and similar expressions and variations or negatives of these words.

On April 1, 2019, the Company completed the separation of the materials science business through the spin-off of Dow Inc., (“Dow”) including Dow’s subsidiary The Dow Chemical Company (the “Dow Distribution”). On June 1, 2019, the Company completed the separation of the agriculture business through the spin-off of Corteva, Inc. (“Corteva”) including Corteva’s subsidiary E. I. du Pont de Nemours and Company (“EID”), (the “Corteva Distribution" and together with the Dow Distribution, the “DWDP Distributions”).

On February 1, 2021 the Company completed the divestiture of the Nutrition & Biosciences (“N&B”) business to International Flavors & Fragrance Inc. (“IFF”) in a Reverse Morris Trust transaction (the “N&B Transaction”) that resulted in IFF issuing shares to DuPont stockholders.

On July 1, 2021, DuPont completed the previously announced acquisition (the “Laird PM Acquisition”) of the Laird Performance Materials business, (“Laird PM”).

On November 2, 2021, DuPont announced it has entered definitive agreements to acquire Rogers Corporation for cash, (the “Intended Rogers Acquisition”). The transaction is subject to approval by Rogers shareholders, regulatory approvals and customary closing conditions.

On November 2, 2021, DuPont announced that it has initiated a divestiture process (the “In-Scope M&M Divestiture Process”) related to a substantial portion of its Mobility & Materials segment, (the “In-Scope M&M Businesses”). The outcome of which, including the entry into definitive agreements, is subject to approval of the DuPont Board of Directors.

Forward-looking statements address matters that are, to varying degrees, uncertain and subject to risks, uncertainties and assumptions, many of which that are beyond DuPont's control, that could cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements are not guarantees of future results. Some of the important factors that could cause DuPont's actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) in connection with the Intended Rogers Acquisition, the failure to (x) obtain the necessary approval from Rogers’ shareholders, regulatory approvals, or anticipated tax treatment, or (y) satisfy any of the other conditions to closing; (ii) the possibility that unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies could impact the value, timing or pursuit of the closing of the Intended Rogers Acquisition; (iii) the timing and outcome of the In-Scope M&M Divestiture Process and the risks, costs and ability to realize benefits from the pursuit of any disposition of the In-Scope M&M Businesses resulting therefrom; (iv) the ability to achieve expected benefits, synergies and operating efficiencies in connection with the Laird PM Acquisition within the expected time frames or at all or to successfully integrate Laird PM ; (v) ability to achieve anticipated tax treatments in connection with the N&B Transaction, Laird PM Acquisition or the DWDP Distributions; (vi) changes in relevant tax and other laws; (vii) indemnification of certain legacy liabilities of EID in connection with the Corteva Distribution; (viii) risks and costs related to the performance under and impact of the cost sharing arrangement by and between DuPont, Corteva and The Chemours Company related to future eligible PFAS costs; (ix) failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes, including meeting conditions under the Letter Agreement entered in connection with the Corteva Distribution, related to the transfer of certain levels of assets and businesses; (x) uncertainty as to the long-term value of DuPont common stock; (xi) risks and uncertainties related to the novel coronavirus (COVID-19) and the responses thereto (such as voluntary and in some cases, mandatory quarantines as well as shut downs and other restrictions on travel and commercial, social and other activities) on DuPont’s business, results of operations, access to sources of liquidity and financial condition which depend on highly uncertain and unpredictable future developments, including, but not limited to, the duration and spread of the COVID-19 outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions resume; and (xii) other risks to DuPont's business, operations; each as further discussed in detail in and results of operations as discussed in DuPont’s annual report on Form 10-K for the year ended December 31, 2020 and its subsequent reports on Form 10-Q and Form 8-K. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business or supply chain disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. DuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

For further information contact: DuPont Investors: Patrick Fitzgerald patrick.fitzgerald@dupont.com +1 302-999-6560	Media: Dan Turner daniel.a.turner@dupont.com +1 302-996-8372

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